UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: September 19, 2007
                      (Date of earliest event reported)


                            Nyer Medical Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                   Florida
               (State or other jurisdiction of incorporation)

             000-20175                              01-0469607
            (Commission                             (IRS Employer
             File Number)                           Identification No.)


            1292 Hammond Street, Bangor, Maine           04401
           (Address of principal executive offices)     (Zip Code)

                                 (207) 942-5273
                           Registrant's telephone number,
                               including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

  ( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))








Item 8.01   Other Events.

On September 19, 2007, Nyer Medical Group, Inc. (the "Company") received a notice (the "Notice") from counsel to D.A.W., Inc. ("D.A.W."), an owned 80 percent owned subsidiary of the Company. The Notice states that the Company has failed to pay timely its debt obligation owed to D.A.W. in the amount of at least $419,000 (the "Debt") pursuant to a certain Agreement dated as of August 9, 2006 (which agreement was filed with the Securities and Exchange Commission on a Current Form 8-K on August 9, 2006) and that unless payment is immediately received, D.A.W will pursue all legal remedies as it may choose.

Further, the Notice also stated that as a result of the Company's failure to pay timely the Debt, D.A.W. has immediately ceased any payments to Nyer under a certain management agreement or otherwise. Such payments equal $10,000 per month.

The Company is in contact with D.A.W. and is currently in the process of attempting to remedy the situation which exists.

A copy of the Notice is set forth as Exhibit 99.1 hereto.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

99.1 Notice, dated September 18, 2007, from counsel to D.A.W., Inc. to Nyer Medical Group, Inc.





























                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    Nyer Medical Group, Inc.


 Date: September 24, 2007           By: /s/ Karen L. Wright
                                            Karen L. Wright
                                            Chief Executive Officer












































Exhibit Index


Exhibit No.             Description
99.1 Notice, dated September 18, 2007, from counsel to D.A.W., Inc. to Nyer Medical Group, Inc.

Sullivan &
Worcester                       Sullivan & Worcester LLP        T  617 338 2800
                                One Post Office Square          F  617 338 2880
                                Boston, MA 02109                www.sandw.com


September 18, 2007


By Overnight Mail

Ms. Karen L. Wright
Nyer Medical Group, Inc.
1292 Hammond Street
Bangor, ME 04401

Dear Ms. Wright:

Notice is hereby given that Nyer Medical Group, Inc. ("Nyer") has failed to pay timely its debt obligations owed to D.A.W. Inc.
("D.A.W.") in the amount of at least $419,000 (the "Debt") pursuant to that certain Agreement dated as of August 9, 2006 (the
"Agreement").

As a courtesy, D.A.W. is providing this notice, although no notice is required under the Agreement. Payment of the Debt is past due and owing. Unless payment is immediately received, D.A.W. will pursue all legal remedies as it may choose. Further, notice is hereby given that as a result of Nyer's failure to pay timely the Debt, D.A.W. has immediately ceased any payments to Nyer under the Management Agreement or otherwise.

D.A.W. reserves each of its rights and remedies in regard to the Debt or otherwise. Please contact me if I may be of any assistance to you in regard to this matter.

Very truly yours,
 /s/ Gayle P. Ehrlich
Gayle	P. Ehrlich

Direct line: 617 338 2453
gehrlich@sandw.com

GPE/cic



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